                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

CHECK THE APPROPRIATE BOX:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to SS240.14a-11(c) or SS240.14a-12
                            ------------------------

                         UNIFORCE TEMPORARY PERSONNEL, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)
                            ------------------------

Payment of Filing Fee (Check the appropriate box):

[x] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A.

[ ] $500  per  each  party to  the  controversy  pursuant to  Exchange  Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

...............................................................................

     2) Aggregate number of securities to which transaction applies:

...............................................................................

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

...............................................................................

     4) Proposed maximum aggregate value of transaction:

...............................................................................

     5) Total Fee Paid:

...............................................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act  Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:  .............

     2) Form, Schedule or Registration Statement No.:  .............

     3) Filing Party:  .............

     4) Date Filed:  .............

                       UNIFORCE TEMPORARY PERSONNEL, INC.
                             1335 JERICHO TURNPIKE
                         NEW HYDE PARK, NEW YORK 11040

                            ------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------
To the Shareholders of Uniforce Temporary Personnel, Inc.

     Please take notice that the Annual Meeting of Shareholders of Uniforce Temporary Personnel, Inc., a New York corporation (the 'Company'), will be held at The Garden City Hotel, 45 Seventh Street, Garden City, New York 11530, on Tuesday, June 6, 1995 at 10:00 A.M. for the following purposes:

          1. To elect a board of seven directors for a term of one year.

          2. To consider and act upon a proposal to approve the Directors' Stock Option Plan of the Company.

          3. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to change the name of the Company from 'Uniforce Temporary Personnel, Inc.' to 'Uniforce Services, Inc.'

          4. To ratify the appointment of KPMG Peat Marwick as independent auditors for the year ending December 31, 1995.

          5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on April 24, 1995 as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the meeting.

     YOU ARE EARNESTLY REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, TO MARK, DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

     You may revoke your proxy for any reason at any time prior to the voting thereof, and if you attend the meeting in person you may withdraw the proxy and vote your own shares.

                                          By Order of the Board of Directors,
                                          DIANE J. GELLER,
                                          Secretary

New Hyde Park, New York
April 27, 1995

                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                       UNIFORCE TEMPORARY PERSONNEL, INC.
                                ---------------

                                PROXY STATEMENT

                                ---------------

     The proxy accompanying this proxy statement (the 'Proxy Statement') is solicited by the Board of Directors (the 'Board of Directors') of Uniforce Temporary Personnel, Inc., a New York corporation (the 'Company'), for use at the Annual Meeting of Shareholders (the 'Annual Meeting') to be held at The Garden City Hotel, 45 Seventh Street, Garden City, New York 11530, on Tuesday, June 6, 1995 at 10:00 A.M. and at any adjournment or adjournments thereof. All proxies in the accompanying form that are properly executed and duly returned will be voted in accordance with the instructions specified therein. If no instructions are given, such proxies will be voted in accordance with the recommendations of the Board of Directors as indicated in this Proxy Statement. A proxy may be revoked at any time prior to its exercise by written notice to the Company, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting. Such revocation will not affect a vote on any matters taken prior thereto. The mere presence at the Annual Meeting of the person appointing a proxy will not revoke the appointment. A majority of the outstanding shares will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the vote cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.


     The  approximate  date  of  mailing   of  this  Proxy  Statement  and   the
accompanying proxy to shareholders is May 1, 1995.


                        VOTING SECURITIES -- RECORD DATE


     Only holders of the Company's Common Stock, $.01 par value (the 'Common Stock'), of record at the close of business on April 24, 1995 will be entitled to notice of and to vote at the Annual Meeting or at any adjournment or adjournments thereof. On that date, 4,220,981 shares of Common Stock were issued and outstanding. Each outstanding share entitles the holder thereof to one vote.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information at April 24, 1995 as to the Common Stock beneficially owned by principal shareholders, directors, executive officers and all directors and executive officers of the Company as a group.

                                                                         NUMBER OF SHARES
                        NAME AND ADDRESS OF                                AND NATURE OF            PERCENT
                         BENEFICIAL OWNER                             BENEFICIAL OWNERSHIP(1)     OF CLASS(2)
- -------------------------------------------------------------------   -----------------------    --------------

John Fanning(3) ...................................................          1,854,260(4)                 43.0 %
1335 Jericho Turnpike
New Hyde Park, NY 11040


                                                  (table continued on next page)

(table continued from previous page)


                                                                         NUMBER OF SHARES
                        NAME AND ADDRESS OF                                AND NATURE OF            PERCENT
                         BENEFICIAL OWNER                             BENEFICIAL OWNERSHIP(1)     OF CLASS(2)
- -------------------------------------------------------------------   -----------------------    --------------
Melhado, Flynn & Associates Inc.(5) ...............................            707,128(5)                 16.8 %
530 Fifth Avenue -- 2nd Floor
New York, New York 10036
Combined Capital Management(6) ....................................            411,950(6)                  9.8 %
614 East High Street
Charlottesville, Virginia 22902
Rosemary Maniscalco................................................            159,515(7)                  3.7 %
Gordon Robinett....................................................             14,000                     (8)
Harry V. Maccarrone................................................             52,450(9)                  1.2 %
John H. Brinckerhoff III...........................................              1,000                     (8)
Daniel Raynor......................................................                  0                --
Joseph A. Driscoll.................................................              1,000                     (8)
Diane J. Geller....................................................                  0                --
Directors and executive officers as a group (8 persons)............          2,082,225(10)                46.6 %


- ------------

 (1) Each director and officer exercises sole voting and dispositive power with respect to the shares beneficially owned by him or her.

 (2) Assumes the issuance on April 24, 1995 of the shares of Common Stock subject to options (exercisable within 60 days after such date) held by each of Messrs. Fanning and Maccarrone and Ms. Maniscalco and Ms. Geller or members of the group for purposes of calculating the respective percentages of Common Stock owned by Messrs. Fanning and Maccarrone and Ms. Maniscalco and Ms. Geller or by members of the group.

 (3) Under the rules and regulations of the Securities and Exchange Commission (the 'Commission'), Mr. Fanning may be deemed a 'control person' of the Company.

 (4) Includes 89,000 shares of Common Stock deemed to be beneficially owned by Mr. Fanning by reason of his right to acquire such shares within 60 days after April 24, 1995 through the exercise of stock options granted to him pursuant to stock option plans of the Company (collectively, the 'Plans').

 (5) Melhado, Flynn & Associates Inc. ('Melhado') is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), and an investment adviser registered under the Investment Advisers Act of 1940 (the 'Advisers Act'). Melhado exercises shared dispositive power with respect to the 707,128 shares of Common Stock shown in the table above. This information is derived from Melhado's Schedule 13G dated December 20, 1988 filed with the Commission.

 (6) Combined Capital Management ('Combined') is an investment adviser registered under the Advisers Act which, together with (i) its proprietors, William P. Frankenhoff, Roy Van Arsdel Whisnand, Jr. and Benjamin Brewster, and (ii) Rangeley Partners L.P. ('Rangeley'), a limited

                                              (footnotes continued on next page)

(footnotes continued from previous page)

     partnership the general partners of which are Messrs. Frankenhoff, Whisnand and Brewster, constitute a 'group' for purposes of Section 13(d) of the Exchange Act. Each of the proprietors of Combined exercises shared voting and dispositive power with respect to the 205,000 shares of Common Stock owned by Combined. Mr. Frankenhoff exercises sole voting and dispositive power with respect to 140,350 shares of Common Stock and shared voting and dispositive power with respect to 230,000 shares of Common Stock. Mr. Whisnand exercises sole voting and dispositive power with respect to 3,100 shares of Common Stock and shared voting and dispositive power with respect to 268,500 shares of Common Stock. Mr. Brewster exercises shared voting and dispositive power with respect to 261,000 shares of Common Stock. Each of Messrs. Frankenhoff, Whisnand and Brewster, as the general partners of Rangeley, exercise shared voting and dispositive power with respect to the 25,000 shares of Common Stock owned thereby. This information is derived from Combined's Schedule 13D dated February 7, 1995 filed with the Commission.


 (7) Includes 103,290 shares of Common Stock deemed to be beneficially owned by Ms. Maniscalco by reason of her right to acquire such shares within 60 days after April 24, 1995 through the exercise of stock options granted to her pursuant to the Plans.

 (8) Less than 1% of the number of outstanding shares of Common Stock at April 24, 1995.

 (9) Represents 52,450 shares of Common Stock deemed to be beneficially owned by Mr. Maccarrone by reason of his right to acquire such shares within 60 days after April 24, 1995 through the exercise of stock options granted to him pursuant to the Plans.

(10) Includes an aggregate of 244,740 shares of Common Stock deemed to be beneficially owned by directors and officers of the Company by reason of their right to acquire such shares within 60 days after April 24, 1995 through the exercise of stock options granted to them pursuant to the Plans.

                             ELECTION OF DIRECTORS

     At the Annual Meeting, seven directors, constituting the entire Board of Directors, are to be nominated for election, to serve until the 1996 Annual Meeting of Shareholders and until their respective successors are duly elected and qualify. Unless a proxy shall specify that it is not to be voted for the directors, it is intended that the shares of Common Stock represented by each duly executed and returned proxy will be voted in favor of the election as directors of the persons named below.

     Each of the persons named below is at present a director of the Company and was elected at the 1994 Annual Meeting of Shareholders. If any nominee is not a candidate for election at the meeting, an event which the Board of Directors does not anticipate, the proxies will be voted for a substitute nominee and for the others named below.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

                                                                     PRINCIPAL                             DIRECTOR
              NAME AND AGE                                         OCCUPATION(1)                           SINCE(2)
- -----------------------------------------  -------------------------------------------------------------   --------

John Fanning (63)........................  Chairman of the Board, President and Chief Executive Officer      1961
                                             of the Company
Rosemary Maniscalco (54).................  Executive Vice President and Chief Operating Officer of the       1983
                                             Company(3)
Harry V. Maccarrone (47).................  Vice President Finance, Chief Financial Officer and Treasurer     1989
                                             of the Company
John H. Brinckerhoff III (66)............  Vice President, Peter Rogen International, corporate              1983
                                             consultants
Gordon Robinett (59).....................  Chief Financial Officer, Treasurer and a Director of Command      1981
                                             Security Corporation, security consultants(4)
Daniel Raynor (35).......................  Managing Partner, The Argentum Group(5)                           1991
Joseph A. Driscoll (55)..................  Business Consultant/Certified Public Accountant(6)                1992

- ------------

(1) Except as stated below, the nominees' principal occupations have been their respective principal occupations for at least five years.

(2) Directors' tenure includes their period of service as directors of the Company's predecessor.

(3) Ms. Maniscalco became Chief Operating Officer of the Company in June 1992.

(4) Mr.  Robinett  has been  Chief Financial  Officer  and Treasurer  of Command
    Security  Corporation  since  May  1990.   Mr.  Robinett  retired  as   Vice
    President -- Finance and Treasurer of the Company effective May 1, 1989.

(5) Mr. Raynor has been a Managing Partner of The Argentum Group, a private merchant banking firm, since November 1987, and Chairman of the General Partner of Argentum Capital Partners, L.P., a Small Business Investment Company (SBIC), since its organization in February 1990.

(6) Mr. Driscoll has been self-employed in such capacities since July 1991. From 1988 until his retirement from such firm, he was a partner of KPMG Peat Marwick, certified public accountants, and also served as a director thereof from 1987 to 1990. Prior to 1987, Mr. Driscoll was the managing partner of the New York office of KMG Main Hurdman, a predecessor of KPMG Peat Marwick.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

     During the Company's past fiscal year, the Board of Directors held seven meetings. Each director receives a fee of $500 for each meeting attended in person.

     The Audit Committee of the Board of Directors is charged with reviewing the Company's consolidated financial statements and accounting policies, resolving potential conflicts of interest, receiving and reviewing the recommendations of the Company's independent auditors, and conferring with the Company's independent auditors with respect to the training and supervision of internal accounting personnel and the adequacy of internal accounting controls. Messrs. Brinckerhoff, Driscoll and Fanning are the members of the Audit Committee.
During 1994, the Audit Committee held two meetings. Messrs Brinckerhoff and Driscoll attended each meeting and Mr. Fanning attended one of two meetings.

     The Compensation Committee of the Board of Directors consists of Messrs. Fanning, Brinckerhoff and Robinett. The Compensation Committee recommends to the Board of Directors the compensation for the Company's executive officers and other key employees. During 1994, the Compensation Committee held one meeting, and each member of the Committee attended the meeting.

     The Company does not presently have a nominating committee, the customary functions of such committee being performed by the entire Board of Directors.

                             EXECUTIVE COMPENSATION

     The following table sets forth, for the fiscal years indicated, all compensation awarded to, earned by or paid to the chief executive officer (the 'CEO') of the Company (Mr. John Fanning, Chairman of the Board and President of the Company) and the other most highly compensated executive officers of the Company other than the CEO whose salary and bonus exceeded $100,000 (three individuals) with respect to the fiscal year ended December 31, 1994.

                           SUMMARY COMPENSATION TABLE


                                                                     LONG TERM COMPENSATION
                                                                 ------------------------------
                                        ANNUAL COMPENSATION      SECURITIES
                                       ---------------------     UNDERLYING        ALL OTHER          ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR     SALARY       BONUS       OPTIONS (#)    COMPENSATION(1)    COMPENSATION(2)
- ----------------------------   ----    --------     --------     -----------    ---------------    ---------------
John Fanning ...............   1994    $191,668     $119,630(3)     --              $ 2,875            $ 2,000
  Chairman of the Board and    1993     150,000        --           40,000            2,250              2,000
  President                    1992     150,000        --           --                2,250              2,500
Rosemary Maniscalco ........   1994    $177,019     $194,353(4)     --              $ 2,655            $ 2,000
  Executive Vice President     1993     175,000       30,004(5)     40,000            3,000              2,000
  and Chief Operating          1992     176,347       37,731(6)     32,500            3,000              2,500
  Officer
Harry V. Maccarrone ........   1994    $133,752     $ 25,000(7)     --              $ 2,006            $ 2,000
  Vice President -- Finance    1993     125,940        --           17,625            1,871              2,000
  and Treasurer                1992     120,627        --           12,500            1,782              2,500
Diane J. Geller ............   1994    $114,303     $ 15,000(7)     --              $ 1,715            $ 2,000
  Secretary                    1993     107,423        --            5,000            1,599              2,000
                               1992     103,685        --            5,000            1,538              2,000


- ------------


 (1) Such amount represents payments contributed by the Company under a Deferred Compensation Plan.



 (2) Such compensation represents directors fees. Perquisites and other personal benefits, securities or property to each executive officer did not exceed the lesser of $50,000 or 10% of such executive officer's annual salary and bonus.



 (3) Such amount represents an incentive bonus of $94,630 and a discretionary bonus of $25,000.



 (4) Such amount represents additonal compensation of $25,000 based upon the terms of her employment agreement, an incentive bonus of $19,894, a discretionary bonus of $25,000 and sales compensation of $124,459. See ' -- Employment Agreements.'


                                              (footnotes continued on next page)

(footnotes continued from previous page)

 (5) Represents an incentive bonus of $5,004 in reimbursement of amounts paid by her during 1993 as interest under the terms of a loan made to her by the Company and Federal and state liabilities due to the receipt of such incentive bonus, and additional compensation of $25,000 based upon the terms of her employment agreement. See ' -- Employment Agreements.'





 (6) Represents an incentive bonus of $12,731 in reimbursement of amounts paid by her during 1992 as interest under the terms of a loan made to her by the Company and Federal and state tax liabilities due to the receipt of such incentive bonus and additional compensation of $25,000 based upon the terms of her employment agreement. See ' -- Employment Agreements.'



 (7) Such amount represents a discretionary bonus.


OPTION GRANTS DURING 1994 FISCAL YEAR

     No options to purchase Common Stock were granted to the named executive officers during fiscal 1994. The Company currently does not have any plans providing for the grant of stock appreciation rights.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

     The following table provides information related to options exercised by executive officers during fiscal 1994 and the number and value of options held by executive officers at fiscal year end.

                                  COMMON                          NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                   STOCK                         UNDERLYING UNEXERCISED               IN-THE-MONEY
                                ACQUIRED ON       VALUE          OPTIONS AT FY-END (#)          OPTIONS AT FY-END ($)(1)
                                 EXERCISE       REALIZED      ----------------------------    ----------------------------
            NAME                    (#)            ($)        EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
- -----------------------------   -----------    -----------    -----------    -------------    -----------    -------------

John Fanning.................      --             --             89,000          29,750        $ 240,688       $ 119,000
Rosemary Maniscalco..........       8,000        $11,000        126,625          29,750          394,438         119,000
Harry V. Maccarrone..........      --             --             52,450           2,550          154,488          10,200
Diane J. Geller..............      19,200         88,053              0           2,550                0          10,200

- ------------

(1) Based on the closing price of a share of Common Stock on December 30, 1994 of $10.00, as reported on the National Association of Securities Dealers, Inc. Automated Quotation System ('Nasdaq') National Market.

EMPLOYMENT AGREEMENTS

     Under an employment agreement dated as of January 26, 1984, as amended through April 26, 1994, between the Company and John Fanning, Mr. Fanning is employed as Chief Executive Officer and President for a term that will expire on December 31, 1996 and received a base salary of $175,000 through May 31, 1994, which base salary increased to $200,000 during the period June 1, 1994 through January 31, 1995 and to $225,000 thereafter. Such agreement also provides for incentive compensation equal to 5% of the Company's 'pre-tax operating income' (as defined therein) in excess of $2,500,000 but not in excess of $3,000,000, plus 3.5% of such income in excess of $3,000,000.

     Under an amended and restated employment agreement dated as of May 1, 1993, as amended on September 30, 1994, between the Company and Rosemary Maniscalco, Ms. Maniscalco is employed as Executive Vice President and Chief Operating Officer for a term that will expire on December 31, 1996 and receives a base salary of $175,000 per annum and (i) incentive compensation equal to 5% of the Company's 'pretax operating income' (as defined in such agreement) in excess of $2,500,000 but not in excess of $3,000,000, plus 1% of such income in excess of $3,000,000; (ii) the incentive bonus disclosed in footnote (4) to the Summary Compensation Table and (iii) sales compensation based upon (A) the sales of, and/or licensing fees actually paid by, licensed offices of the Company acquired by it or converted to the Uniforce system as a direct result of Ms. Maniscalco's sales efforts and (B) the gross profit of offices located within the United States that are acquired by the Company with respect to sales of such offices derived from sales of the Company's PrO Unlimited product line. In all events, the aggregate of base salary, incentive compensation and sales compensation in respect of any one year may not be less than $200,000.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

GENERAL

     The  Compensation  Committee  determines  the  cash  and  other   incentive
compensation, if any, excluding stock options to be paid to the Company's executive officers and key employees. The Compensation Committee currently consists of Messrs. Fanning, Robinett and Brinckerhoff. In addition, each of the Plans is administered by a committee (the 'Stock Option Committee') appointed by the Board of Directors. The Stock Option Committee currently consists of Messrs. Robinett, Brinckerhoff and Raynor, each of whom is a non-employee director of the Company and a 'disinterested director' (within the meaning of Rule 16b-3 under the Exchange Act).

COMPENSATION PHILOSOPHY

     The Compensation Committee's executive compensation philosophy is to base management's pay, in part, on the achievement of the Company's annual and long-term performance goals, to provide competitive levels of compensation, to recognize individual initiative, achievement and length of service to the Company, and to assist the Company in attracting and retaining qualified management. The Compensation Committee and the Stock Option Committee also believe that the potential for equity ownership by management is beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value. The Company has not established a policy with regard to
Section 162(m) of the Internal Revenue Code of 1986, as amended, because the Company has not to date paid compensation in excess of $1 million per annum to any employee.

SALARIES

     Base salaries for the Company's executive officers are determined initially by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for management talent, including a comparison of base salaries for comparable positions at comparable companies within the Company's industry. Several of such companies are in the Company's Peer Group as described under -- 'Common Stock Performance.' The Company believes that its salaries are comparable to those of its competitors. Annual salary adjustments are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive particularly with respect to the ability to manage growth of the Company, the length of the executive's service to the Company and any increased responsibilities assumed by the executive. The

Company has employment agreements with each of Mr. Fanning and Ms. Maniscalco, which set the base salary for such individuals.

ANNUAL BONUSES AND INCENTIVE COMPENSATION

     The Company from time to time considers the payment of bonuses and incentive compensation to its executive officers, although with the exception of Ms. Maniscalco and Mr. Fanning, no bonus or incentive compensation is currently provided pursuant to a formal plan or employment agreement. A portion of Ms. Maniscalco's bonus is determined in accordance with the terms of her employment agreement. In addition, Ms. Maniscalco is entitled to incentive and sales compensation in accordance with the terms of her employment agreement. See ' -- Employment Agreements.'

     With respect to the Company's executive officers and upper-middle managers, bonuses are determined annually by the Compensation Committee and are generally based, first, upon the level of achievement by the Company of its strategic and operating goals and, second, upon the level of personal achievement by participants. The achievement of goals by the Company includes, among other things, the performance of the Company as measured by return on assets. The achievement of personal goals includes the actual performance of the Company for which the executive officer or manager has responsibility as compared to the planned performance thereof, the level of cost savings achieved by such executive officer or manager, other individual contributions, the ability to manage and motivate reporting employees and the achievement of assigned projects. The Company awarded aggregate bonuses to Ms. Maniscalco, Mr. Maccarrone and Ms. Geller of $25,000, $25,000 and $15,000, respectively.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     Mr. Fanning's base salary in 1994 and increase in base salary in 1995 is based upon the terms of his employment agreement and the factors described in the 'Salaries' paragraph above. Mr. Fanning received a base salary of $175,000 during the first five months of 1994, which salary increased to $200,000, effective June 1, 1994 and to $225,000, effective February 1, 1995. The Company believes Mr. Fanning's salary is comparable to the salaries of companies reviewed by the Company. Mr. Fanning received a bonus of $25,000 for fiscal 1994. Bonuses to Mr. Fanning are based upon the factors described in 'Annual Bonuses and Incentive Compensation.' In addition, Mr. Fanning can receive incentive compensation in accordance with the terms of his employment agreement. See ' -- Employment Agreements.'

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     John Fanning, the Company's Chairman of the Board, President and Chief Executive Officer and Gordon Robinett, the former Vice President -- Finance and Treasurer of the Company until 1989, participated in deliberations of the Company's Compensation Committee concerning executive officer compensation.

Compensation Committee:    John Fanning
                           Gordon Robinett
                           John H. Brinckerhoff III

                            COMMON STOCK PERFORMANCE

     The following graph compares the total cumulative return (assuming dividends are reinvested) on the Company's Common Stock during the five fiscal years ended December 31, 1994 with the cumulative return on the Nasdaq Market Index and a Peer Group Index. The Peer Group selected by the Company consists of Adia Services, Inc., Butler International Inc., Kelly Services, Inc., Staff Builders Inc., Volt Information Sciences, Inc. and the Company.


                  COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
                      AMONG UNIFORCE TEMPORARY PERSONNEL,
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX


                              [PERFORMANCE GRAPH]

                                                                               FISCAL YEAR ENDING
                                                              -----------------------------------------------------
                          COMPANY                             1989    1990      1991      1992      1993      1994
- -----------------------------------------------------------   ----    -----    ------    ------    ------    ------

Uniforce Temp Personnel....................................   100     74.36     58.76     54.57     58.85     88.34
Peer Group Index...........................................   100     82.35     79.33    105.67     97.94    114.34
NASDAQ Market Index........................................   100     81.12    104.14    105.16    126.14    132.44



                     ASSUMES $100 INVESTED ON JAN. 1, 1990
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 1994


                    APPROVAL OF DIRECTORS' STOCK OPTION PLAN

GENERAL

     The Board of Directors has unanimously approved for submission to a vote of the shareholders a proposal to approve the Directors' Stock Option Plan of the Company (the 'Directors' Plan') as set forth in Appendix A to this Proxy Statement. This discussion is qualified in its entirety by reference to

Appendix A. The purpose of the Directors' Plan is to secure for the Company and its shareholders the benefits arising from stock ownership by its Directors. The Directors' Plan will provide a means whereby such Directors may purchase shares of Common Stock pursuant to options granted in accordance with the Directors' Plan. Any Director of the Company who is not a full or part-time employee thereof shall be eligible to participate in the Directors' Plan (each an 'Eligible Director').

ADMINISTRATION OF THE DIRECTORS' PLAN

     The Directors' Plan is administered by the Board of Directors, which shall have full and complete authority to adopt such rules and regulations and to make all such other determinations not inconsistent with the Directors' Plan as may be necessary for the administration thereof.

     The Board of Directors is authorized to amend, suspend or terminate the Directors' Plan, except that it is not authorized without shareholder approval (except with regard to adjustments resulting from changes in capitalization) to
(i) increase the maximum number of shares that may be issued pursuant to the exercise of options granted under the Directors' Plan; (ii) change the minimum price per share at which an option may be exercised pursuant to the Directors' Plan; (iii) increase the maximum term of any option granted under the Directors' Plan; or (iv) permit the granting of options to anyone other than as provided in the Directors' Plan.

     Unless the Directors' Plan is terminated earlier by the Board of Directors, it will terminate on December 13, 2004.

COMMON STOCK SUBJECT TO THE DIRECTORS' PLAN

     The shares of Common Stock to be issued under the Directors' Plan may be either authorized but unissued shares or reacquired shares. The number of shares of Common Stock available under the Directors' Plan will be subject to adjustment to prevent dilution in the event of a stock split, combination of shares, stock dividend or certain other events. If an option granted under the Directors' Plan, or any portion thereof, shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Common Stock covered by such option shall be available for future grants of options.

     The Directors' Plan, as proposed, would authorize the issuance of a maximum of 100,000 shares of Common Stock, subject to adjustment, pursuant to the exercise of options granted thereunder. As of the date hereof, options to purchase an aggregate of 20,000 shares of Common Stock, each at an exercise price of $11.50 per share, have been granted pursuant to the Directors' Plan, will be fully vested on January 1, 1996 and are held by Directors of the Company, as follows:

John H. Brinckerhoff III....................................................   5,000
Gordon Robinett.............................................................   5,000
Daniel Raynor...............................................................   5,000
Joseph A. Driscoll..........................................................   5,000

     All of the foregoing grants of options are subject to shareholder approval of the Directors' Plan.

GRANT OF OPTIONS

     Subject to shareholder approval, each Eligible Director shall receive the grant of an option to purchase 5,000 shares of Common Stock on the date such Eligible Director is first elected as a member of the Board of Directors. In the case of an incumbent Eligible Director, such initial grant of an option was effective as of December 13, 1994, subject to shareholder approval. To the extent that shares of Common Stock remain available for the grant of options under the Directors' Plan, on January 1st of each year commencing January 1, 1996, each Eligible Director shall be granted an option to purchase 1,000 shares of Common Stock.

VESTING OF OPTIONS

     Options granted under the Directors' Plan are exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board of Directors at grant; provided, however, that in the case of an Eligible Director's death or Permanent Disability (as defined in the Directors' Plan), the options held thereby will become immediately exercisable, unless a longer vesting period is otherwise determined by the Board of Directors at grant. The Board of Directors may waive any installment exercise provision at any time in whole or in part based on performance and/or such other factors as the Board of Directors may determine in its sole discretion; provided, however, that no option shall be exercisable until shareholder approval of the Directors' Plan shall have been obtained.

OPTION PRICE

     The exercise price of each option is the Fair Market Value (as hereinafter defined) for each share of Common Stock subject to an option. Fair Market Value means the closing sales price of the Common Stock as quoted on Nasdaq on the date of grant of any option or on the preceding date on which the Common Stock is traded if no shares were traded on the date of grant. If the Common Stock is not quoted on Nasdaq, Fair Market Value shall be deemed to be the average of the high bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, or the next preceding date on which the last prices were recorded by the National Quotation Bureau.

TERMS OF OPTIONS

     The term of each option shall be 10 years from the date of grant, subject to early termination by the Board of Directors. The Directors' Plan also provides for the earlier termination of options in the event a Director's membership on the Board of Directors terminates.

TRANSFERABILITY; TERMINATION OF DIRECTORSHIP

     All options granted under the Directors' Plan are non-transferable and non-assignable except by will or by the laws of decent and distribution and may be exercised during an Eligible Director's lifetime only by such Eligible Director, his guardian or legal representative. If an Eligible Director's membership on the Board of Directors terminates for any reason other than cause, including death of such Eligible Director, an option held on the date of termination may be exercised in whole or in part at any time within one year after the date of such termination (but in no event after the term of such option expires) and shall thereafter terminate. If an Eligible Director's membership on the Board of Directors is terminated for cause, which determination shall be made by the Board of Directors, options held by such Eligible Director shall terminate concurrently with termination of membership.

REGISTRATION OF SHARES

     The Company has filed a registration statement under the Securities Act of 1933, as amended, with respect to the Common Stock issuable pursuant to the Directors' Plan subsequent to the approval by the Company's shareholders.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, is required for approval of the Directors' Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE DIRECTORS' PLAN. BROKER NON-VOTES AND PROXIES MARKED 'ABSTAIN' WITH RESPECT TO THIS PROPOSAL WILL BE COUNTED TOWARDS A QUORUM. ABSTENTIONS WILL BE COUNTED AS A VOTE AGAINST THIS PROPOSAL AND BROKER NON-VOTES WILL NOT BE COUNTED FOR PURPOSES OF DETERMINING WHETHER THIS PROPOSAL HAS BEEN APPROVED.

              APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S
               CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF
             THE COMPANY FROM 'UNIFORCE TEMPORARY PERSONNEL, INC.'
                          TO 'UNIFORCE SERVICES, INC.'

     The Board of Directors has approved an amendment to Article 1 of the Company's Certificate of Incorporation to change the name of the Company from 'Uniforce Temporary Personnel, Inc.' to 'Uniforce Services, Inc.' During the past two years, much of the growth in the Company's revenue has been attributable to the provision of services additional to those that had previously been offered. The Board of Directors has therefore recommended the change of the Company's name because it believes that the new name better reflects the range of services presently provided by the Company.

     The Board of Directors recommends that shareholders consider and approve a proposal to amend Article 1 of the Certificate of Incorporation. The text of the proposed amendment is as follows:

          '1. The name of the Corporation is UNIFORCE SERVICES, INC. and the name under which it was formed was `UTPI Corp.' '

     If the proposed amendment is approved, a Certificate of Amendment amending the Certificate of Incorporation will be filed with the office of the Secretary of State of the State of New York as promptly as practicable thereafter and the name change would become effective on the date of such filing.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of all outstanding shares of Common Stock entitled to vote at a meeting of shareholders, in person or by proxy, is required for approval of the proposed amendment to the Company's Certificate of Incorporation.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION. BROKER NON-VOTES AND PROXIES MARKED 'ABSTAIN' WITH RESPECT TO THIS PROPOSAL WILL BE COUNTED TOWARDS A QUORUM. ABSTENTIONS WILL BE COUNTED AS A VOTE AGAINST THIS PROPOSAL AND BROKER NON-VOTES WILL NOT BE COUNTED FOR PURPOSES OF DETERMINING WHETHER THIS PROPOSAL HAS BEEN APPROVED.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     It is proposed that the shareholders ratify the appointment by the Board of Directors of KPMG Peat Marwick as independent auditors of the Company for the year ending December 31, 1995. KPMG Peat Marwick has advised the Company that a representative will be present at the Annual Meeting at which time he will respond to appropriate questions submitted by shareholders and will make such statements as he may desire.

     Approval by the shareholders of the appointment of independent auditors is not required, but the Board of Directors deems it desirable to submit this matter to the shareholders. If a majority of the shareholders voting at the meeting should not approve the selection of KPMG Peat Marwick, the selection of independent auditors will be reconsidered by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICA-TION OF THE APPOINTMENT OF KPMG PEAT MARWICK AS INDEPENDENT AUDITORS OF THE COMPANY. BROKER NON-VOTES AND PROXY CARDS MARKED 'ABSTAIN' WITH RESPECT TO THIS PROPOSAL WILL BE COUNTED TOWARDS A QUORUM. ABSTENTIONS WILL BE COUNTED AS A VOTE AGAINST THIS PROPOSAL AND BROKER NON-VOTES WILL NOT BE COUNTED FOR PURPOSES OF DETERMINING WHETHER THIS PROPOSAL HAS BEEN APPROVED.

                                    GENERAL

     The solicitation of proxies in the accompanying form is made by the Board of Directors and the cost thereof will be borne by the Company. In addition to the solicitation of proxies by use of the mails, some of the officers, directors and other employees of the Company may also solicit proxies personally or by mail, telephone or telegraph, but they will not receive additional compensation for such services. Brokerage firms, custodians, banks, trustees, nominees or other fiduciaries holding shares of Common Stock in their names will be requested by the Company to forward proxy materials to their principals and will be reimbursed for their reasonable out-of-pocket expenses in such connection.

     As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters to be presented for action, but if any other matters properly come before the meeting, it is intended that the persons voting the accompanying proxy will vote the shares represented thereby in accordance with their best judgment.

     It is important that proxies be returned promptly. Therefore, whether or not you plan to attend the meeting in person, you are urged to mark, date, execute and return your proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States.

SHAREHOLDER PROPOSALS

     Shareholder proposals in respect of matters to be acted upon at the Company's 1996 Annual Meeting of Shareholders should be received by the Company on or before December 22, 1995 in order that they may be considered for inclusion in the Company's proxy materials.

                                          By Order of the Board of Directors,
                                          DIANE J. GELLER,
                                          Secretary

Dated: April 27, 1995

                                                                      APPENDIX A



                       UNIFORCE TEMPORARY PERSONNEL, INC.
                          DIRECTORS' STOCK OPTION PLAN



                                   ARTICLE I
                                    PURPOSE



     The purpose of Uniforce Temporary Personnel, Inc. Directors' Stock Option Plan (the 'Plan') is to secure for Uniforce Temporary Personnel, Inc. and its shareholders the benefits arising from stock ownership by its Directors. The Plan will provide a means whereby such Directors may purchase shares of the common stock, $.01 par value, of Uniforce Temporary Personnel, Inc. pursuant to options granted in accordance with the Plan.



                                   ARTICLE II
                                  DEFINITIONS



     The following capitalized terms used in the Plan shall have the respective meanings set forth in this Article:



          2.1 'Board' shall mean the Board of Directors of Uniforce Temporary Personnel, Inc.



          2.2 'Code' shall mean the Internal Revenue Code of 1986, as amended.



          2.3 'Company' shall mean Uniforce Temporary Personnel, Inc. and any of its Subsidiaries.



          2.4 'Director' shall mean any person who is a member of the Board of Directors of the Company.



          2.5 'Eligible Director' shall be any Director who is not a full or part-time Employee of the Company.



          2.6 'Exchange Act' shall mean the Securities Exchange Act of 1934, as amended.



          2.7 'Exercise Price' shall mean the price per Share at which an Option may be exercised.



          2.8 'Fair Market Value' shall mean the closing sales price of a Share as quoted on NASDAQ on the Grant Date or on the preceding date on which such Shares are traded if no Shares were traded on such Grant Date. If the Shares are not quoted on NASDAQ, Fair Market Value shall be deemed to be the average of the high bid and asked prices of the Shares in the over-the-counter market on the Grant Date, or the next preceding date on which the last prices were recorded, as reported by the National Quotation Bureau.



          2.9 'Grant Date' shall mean the Initial Grant Date and any Subsequent Grant Date.



          2.10 'Initial Grant Date' shall mean with respect to each Eligible Director the date such Eligible Director is first elected as a member of the Board, or if an Eligible Director is a member of the Board the date the Board approved the Plan (December 13, 1994).



          2.11 'NASDAQ' shall mean the National Association of Securities Dealers Automated Quotation System.



          2.12 'Option' shall mean an Option to purchase Shares granted pursuant to the Plan.

          2.13 'Option Agreement' shall mean the written agreement described  in
     Article VI herein.



          2.14 'Permanent Disability' shall mean the condition of an Eligible Director who is unable to participate as a member of the Board by reason of any medically determined physical or mental impairment that can be expected to result in death or which can be expected to last for a continuous period of not less than 12 months.



          2.15 'Purchase Price' shall be the Exercise Price multiplied by the number of whole Shares with respect to which an Option may be exercised.



          2.16 'Securities Act' shall mean the Securities Act of 1933, as amended.



          2.17 'Shares' shall mean shares of common stock, $.01 par value, of the Company.



          2.18 'Subsequent Grant Date' shall mean any Grant Date other than the Initial Grant Date.



          2.19 'Subsidiaries' shall have the meaning provided in Section 425(f) of the Code.



                                  ARTICLE III
                                 ADMINISTRATION



     3.1 General. This Plan shall be administered by the Board in accordance with the express provisions of this Plan.



     3.2 Powers of the Board. The Board shall have full and complete authority to adopt such rules and regulations and to make all such other determinations not inconsistent with the Plan as may be necessary for the administration of the Plan.



                                   ARTICLE IV
                             SHARES SUBJECT TO PLAN



     Subject to adjustment in accordance with Article IX, an aggregate of 100,000 Shares is reserved for issuance under this Plan. Shares sold under this Plan may be either authorized but unissued Shares or reacquired Shares. If an Option, or any portion thereof, shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares covered by such Option shall be available for future grants of Options.



                                   ARTICLE V
                                     GRANTS



     5.1 Initial Grants. On the Initial Grant Date, each Eligible Director shall receive the grant of an option to purchase 5,000 Shares. If an Eligible Director was granted an option as of the date the Board approved the Plan, then such grant is subject to shareholder approval of the Plan.



     5.2 Subsequent Grants. To the extent that Shares remain available for the grant of Options under the Plan, on January 1 of each year commencing January 1, 1996, each Eligible Director shall be granted an Option to purchase 1,000 Shares.



     5.3 Adjustment of Grants. The number of Shares set forth in Section 5.1 and
5.2 as to which Options shall be granted shall be subject to adjustment as provided in Section 9.1 hereof.

     5.4 Compliance With Rule 16b-3. The terms for the grant of Options to an Eligible Director may only be changed if permitted under Rule 16b-3 under the Exchange Act and, accordingly, the formula for the grant of Options may not be changed or otherwise modified more than once in any six month period, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules and regulations thereunder.



                                   ARTICLE VI
                                TERMS OF OPTION



     Each Option shall be evidenced by a written Option Agreement executed by the Company and the Eligible Director which shall specify the Grant Date, the number of Shares subject to the Option, the Exercise Price and shall also include or incorporate by reference the substance of all of the following provisions and such other provisions consistent with this Plan as the Board may determine.



     6.1 Term. The term of each Option shall be 10 years from the Grant Date thereof, subject to earlier termination in accordance with Articles VI and X.



     6.2 Restriction on Exercise. Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board at grant, provided, however, that in the case of the Eligible Director's death or Permanent Disability, the Options held by him will become immediately exercisable, unless a longer vesting period is otherwise determined by the Board at grant. The Board may waive any installment exercise provision at any time in whole or in part based on performance and/or such other factors as the Board may determine in its sole discretion, provided, however, that no Option shall be exercisable until more than six months have elapsed from the Grant Date and; provided, further that no Option will be exercisable until shareholder approval of the Plan shall have been obtained.



     6.3 Exercise Price. The Exercise Price for each Share subject to an Option shall be the Fair Market Value of the Share as determined in Section 2.8 herein.



     6.4 Manner of Exercise. An Option shall be exercised in accordance with its terms, by delivery of a written notice of exercise to the Company and payment of the full purchase price of the Shares being purchased. An Eligible Director may exercise an Option with respect to all or less than all of the Shares for which the Option may then be exercised, but a Director must exercise the Option in full Shares.



     6.5 Payment. The Purchase Price of Shares purchased pursuant to an Option or portion thereof, may be paid:



          (a) in United States Dollars, in cash or by check, bank draft or money order payable to the Company;



          (b) at the discretion of the Board by delivery of Shares already owned by an Eligible Director with an aggregate Fair Market Value on the date of exercise equal to the Purchase Price, subject to the provisions of Section 16(b) of the Exchange Act; and



          (c) through the written election of the Eligible Director to have Shares withheld by the Company from the Shares otherwise to be received with such withheld Shares having an aggregate Fair Market Value on the date of exercise equal to the Purchase Price.



     6.6 Transferability. No Option shall be transferable otherwise than by will or the laws of descent and distribution, and an Option shall be exercisable during the Eligible Director's lifetime only by the Eligible Director, his guardian or legal representative.

     6.7 Termination of Membership on the Board. If an Eligible Director's membership on the Board terminates for any reason other than cause, including the death of an Eligible Director, an Option held on the date of termination may be exercised in whole or in part at any time within one (1) year after the date of such termination (but in no event after the term of the Option expires) and shall thereafter terminate. If an Eligible Director's membership on the Board is terminated for cause, which determination shall be made by the Board, Options held by him shall terminate concurrently with termination of membership.



                                  ARTICLE VII
                        GOVERNMENT AND OTHER REGULATIONS



     7.1 Delivery of Shares. The obligation of the Company to issue or transfer and deliver Shares for exercised Options under the Plan shall be subject to all applicable laws, regulations, rules, orders and approvals which shall then be in effect.



     7.2 Holding of Stock After Exercise of Option. The Option Agreement shall provide that the Eligible Director, by accepting such Option, represents and agrees, for the Eligible Director and his permitted transferees hereunder that none of the Shares purchased upon exercise of the Option shall be acquired with a view to any sale, transfer or distribution of the Shares in violation of the Securities Act and the person exercising an Option shall furnish evidence satisfactory to that Company to that effect, including an indemnification of the Company in the event of any violation of the Act by such person. Notwithstanding the foregoing, the Company in its sole discretion may register under the Act the Shares issuable upon exercise of the Options under the Plan.



                                  ARTICLE VIII
                                WITHHOLDING TAX



     The Company may in its discretion, require an Eligible Director to pay to the Company, at the time of exercise of an Option an amount that the Company deems necessary to satisfy its obligations to withhold federal, state or local income or other taxes (which for purposes of this Article includes an Eligible Director's FICA obligation) incurred by reason of such exercise. When the exercise of an Option does not give rise to the obligation to withhold federal income taxes on the date of exercise, the Company may, in its discretion, require an Eligible Director to place Shares purchased under the Option in escrow for the benefit of the Company until such time as federal income tax withholding is required on amounts included in the Eligible Director's gross income as a result of the exercise of an Option. At such time, the Company, in its discretion, may require an Eligible Director to pay to the Company an amount that the Company deems necessary to satisfy its obligation to withhold federal, state or local taxes incurred by reason of the exercise of the Option, in which case the Shares will be released from escrow upon such payment by an Eligible Director.



                                   ARTICLE IX
                                  ADJUSTMENTS



     9.1 Proportionate Adjustments. If the outstanding Shares are increased, decreased, changed into or exchanged into a different number or kind of Shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made to the maximum number and kind of Shares as to which Options may be granted under this Plan. A corresponding adjustment changing the number or kind of Shares allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding Options shall be made without change in the Purchase Price applicable to the unexercised portion of the Option with a corresponding adjustment in the Exercise Price of the Shares covered by the Option. Notwithstanding the foregoing, there shall be no adjustment for the issuance of Shares on conversion of notes, preferred stock or exercise of warrants or Shares issued by the Board for such consideration as the Board deems appropriate.



     9.2 Dissolution or Liquidation. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or more than 80% of the then outstanding Shares of the Company to another corporation, the Company shall give to each Eligible Director at the time of adoption of the plan for liquidation, dissolution, merger or sale either (1) a reasonable time thereafter within which to exercise the Option prior to the effective date of such liquidation or dissolution, merger or sale, or (2) the right to exercise the Option as to an equivalent number of Shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, merger, consolidation or reorganization.



                                   ARTICLE X
                        AMENDMENT OR TERMINATION OF PLAN



     10.1 Amendments. The Board may at any time amend or revise the terms of the
Plan,  provided  no  such  amendment  or  revision  shall,  unless   appropriate
shareholder approval of such amendment or revision is obtained:



          (a) increase the maximum number of Shares which may be sold pursuant to Options granted under the Plan, except as permitted under the provisions of Article IX;



          (b) change the minimum Exercise Price set forth in Article VI;



          (c) increase the maximum term of  Options provided for in Article  VI;
     or



          (d) permit the granting of Options to anyone other than as provided in
     Article V.



     10.2 Termination. The Board at any time may suspend or terminate this Plan. This Plan, unless sooner terminated, shall terminate on the tenth (10th) anniversary of its adoption by the Board. Termination of the Plan shall not affect Options previously granted thereunder. No Option may be granted under this Plan while this Plan is suspended or after it is terminated.



     10.3 Consent of Holder. No amendment, suspension or termination of the Plan shall, without the consent of the holder of Options, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS



     11.1 Privilege of Stock Ownership. No Eligible Director entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a shareholder of the Company with respect to any Shares issuable upon exercise of an Option until certificates representing the Shares shall have been issued and delivered.



     11.2 Plan Expenses. Any expenses incurred in the administration of the Plan shall be borne by the Company.



     11.3 Use of Proceeds. Payments received from an Eligible Director upon the exercise of Options shall be used for general corporate purposes of the Company.



     11.4 Governing Law. The Plan has been adopted under the laws of the State of New York. The Plan and all Options which may be granted hereunder and all matters related thereto, shall be governed by and construed and enforceable in accordance with the laws of the State of New York as it then exists.



                                  ARTICLE XII
                              SHAREHOLDER APPROVAL



     This Plan is subject to approval, at a duly held shareholders' meeting within 12 months after the date the Board approves this Plan, by the affirmative vote of holders of a majority of the voting Shares of the Company represented in person or by proxy and entitled to vote at the meeting. Options may be granted, but not exercised, before such shareholder approval is obtained. If the shareholders fail to approve the Plan within the required time period, any Options granted under this Plan shall be void, and no additional Options may thereafter be granted.

                              STATEMENT OF DIFFERENCES
                              ------------------------

The section symbol shall be expressed as SS

                                  APPENDIX 1

                       UNIFORCE TEMPORARY PERSONNEL, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                                    FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 6, 1995

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of UNIFORCE TEMPORARY PERSONNEL, INC. (the 'Company') does hereby constitute and appoint JOHN FANNING, ROSEMARY MANISCALCO and HARRY V. MACCARRONE or any of them (each with full power of substitution of another for himself) as attorneys, agents and proxies, for and in the name, place and stead of the undersigned, and with all the powers the undersigned would possess if personally present, to vote as instructed below all of the shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Tuesday, June 6, 1995 at 10:00 A.M. local time at The Garden City Hotel, 45 Seventh Street, Garden City, New York, and at any adjournment or adjournments thereof, all as set forth in the Notice of Meeting and Proxy Statement.

                                                              (See reverse side)

                                                     [x] Please mark
                                                          your votes
                                                            as this
            -------------
                COMMON

(1) Election of a board of seven directors.

For all nominees        WITHHOLD           (INSTRUCTIONS: To withhold authority to vote for any      (2) Approval of the Directors
listed to the right     AUTHORITY          individual nominee, strike a line through the nominee's      Stock Option Plan.
(except as marked   to vote for nominees
to the contrary)      listed to the right

                                           J.H. Brinckerholff III, J.A. Driscoll, J. Fanning         FOR    AGAINST   ABSTAIN
                                           D. Raynor, G. Robinett.

(3) Approval of the amendmend to the      (4) Ratification of the appointment of KPMG Peat     (5) In their discretion, the Proxies
    Company's Certificate of              Marwick as independent auditors for the year ending    are authorized to vote upon such
    Incorporation                         December 31, 1995.                                     other and further business as may
                                                                                                 properly come before the meeting.

  FOR     AGAINST      ABSTAIN               FOR     AGAINST     ABSTAIN

                                                                              THE SHARES REPRESENTED BY THIS PROXY WIII BE VOTED IN
                                                                              ACCORDANCE WITH THE INSTRUCTIONS GIVEN. IF NO SUCH
                                                                              INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY
                                                                              THE PROXY WILL BE VOTED IN FAVOR OF ELECTION OF THE
                                                                              NOMINEES FOR DIRECTORS DESIGNATED BY THE BOARD OF
                                                                              DIRECTORS AND FOR ITEMS 2, 3 AND 4.

Signature_____________________________________________________________________Date___________________________________________
Note: Please sign exactly as your name or names appear hereon, and when signing as attorney, executor, administrator, trustee or guardian, give your full title as such. if signatory is a corporation, sign the full corporate name by duly authorized officer. If shares are held jointly, each shareholder named should sign.